UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 25, 2024

NEXTPLAT CORP
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40447	65-0783722
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3250 Mary St., Suite 410
Coconut Grove, FL 33133
(Address of principal executive offices and zip code)

(305) 560-5355
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXPL	The Nasdaq Stock Market, Inc.
Warrants	NXPLW	The Nasdaq Stock Market, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

On March 25, 2024, NextPlat Corp (NASDAQ: NXPL, NXPLW) (the “Company” or “NextPlat”) entered into a Stock Purchase Agreement (the “SPA”) with James T. McKinley (“Seller”), pursuant to which the Company agreed to purchase all of the issued and outstanding shares of common stock of Outfitter Satellite, Inc. (“Outfitter”) in an all-cash transaction (the “Acquisition”) for an aggregate purchase price of $760,000.00, subject to certain adjustments as provided in the SPA (the “Aggregate Consideration”). $660,000.00 of the Aggregate Consideration will be paid at the closing of the transaction with the remaining $100,000.00 to be paid upon delivery of Outfitter’s audited financial statements for the 2022 and 2023 fiscal years.

The SPA contains customary representations, warranties and covenants of each party. The closing of the transaction is expected to occur on or about April 1, 2024.

The foregoing description of the SPA is not complete and is qualified in its entirety by reference to the SPA, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On March 26, 2024, NextPlat issued a press release announcing the Acquisition, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

10.1*	Stock Purchase Agreement, dated as of March 25, 2024, by and between NextPlat Corp and James T. McKinley
99.1	Press Release dated March 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits have been redacted pursuant to Item 601(b)(10) of Regulation S-K. The Company hereby undertakes to furnish to the Securities and Exchange Commission an unredacted copy of the exhibit upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAT CORP

	By:	/s/ Charles M. Fernandez
	Name:	Charles M. Fernandez
	Title:	Chairman and Chief Executive Officer

Dated: March 29, 2023